UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________________
FORM 8-K
___________________________
CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 26, 2026
___________________________
General Mills, Inc.
(Exact name of Registrant as Specified in Its Charter)
___________________________

Delaware	001-01185	41-0274440
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Number One General Mills Boulevard
Minneapolis, Minnesota	55426
(Address of Principal Executive Offices)	(Zip Code)
Registrant’s Telephone Number, Including Area Code: (763) 764-7600
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $.10 par value	GIS	New York Stock Exchange
1.500% Notes due 2027	GIS 27	New York Stock Exchange
3.907% Notes due 2029	GIS 29	New York Stock Exchange
3.650% Notes due 2030	GIS 30A	New York Stock Exchange
3.600% Notes due 2032	GIS 32	New York Stock Exchange
3.850% Notes due 2034	GIS 34	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02           Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers;     Compensatory Arrangements of Certain Officers.
On January 26, 2026, Joan L. Bottarini was appointed to the Board of Directors of General Mills, Inc. (the “Company”). The Board has determined that Ms. Bottarini qualifies as an independent director in accordance with the New York Stock Exchange Listing Standards. Ms. Bottarini was appointed to the Audit and Compensation and Talent Committees of the Board. The size of the Company’s Board is now twelve directors.

Ms. Bottarini will be compensated in accordance with the Company’s standard compensation policies and practices of the Board as described under the “Director Compensation” section of the Company’s proxy statement filed on August 11, 2025, which includes a grant of restricted stock units with a grant date fair value of approximately $180,000 at her first Board meeting.

Ms. Bottarini’s biographical information is furnished in the press release attached hereto as Exhibit 99.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On January 26, 2026, the Board of Directors amended and restated the Company’s By-Laws to, among other things:
i.revise procedures and disclosure requirements for the nomination of directors and the submission of proposals for consideration at annual meetings of the stockholders of the Company;
ii.revise the majority voting provision to clarify when an election will be deemed contested; and
iii.make certain administrative, modernizing, clarifying and conforming changes.

The foregoing summary of the amended and restated By-Laws does not purport to be complete and is qualified in its entirety by reference to the full text of the amended and restated By-Laws, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.
Item 9.01           Financial Statements and Exhibits.
(d)Exhibits.

3.1	By-Laws of the Company.
99	Press release of General Mills, Inc. dated January 27, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: January 27, 2026

GENERAL MILLS, INC.

By:	/s/ Karen Wilson Thissen
Name:	Karen Wilson Thissen
Title:	General Counsel and Secretary